# China Nutrifruit Group Limited



***Investor Presentation***
***March 2009***



Longheda

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# Safe Harbor Statement



**Safe Harbour Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.**

**Potential risks and uncertainties include, but are not limited to, risks related to new and existing products; our ability to acquire raw materials in sufficient quantity and on commercially competitive terms; our dependence on consumer perception of safety and quality of our products as well as similar products; the effects of currency policies and fluctuations; general economic conditions; any of the factors mentioned in the "Risk Factor" section of the Company's current report on Form 8-K filed on August 14,2008, and other risks and uncertainties mentioned in the Company's other reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.**

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# Equity Snap Shot



| China Nutrifruit Group Limited | OTCBB: CNGL |
|---|---|
| Price at (03/16/2009): | $3.50 |
| Market Capitalization: | $126.4M |
| Diluted Shares Outstanding*: | 36.1M |
| 52 Week High: | $5.00 |
| 52 Week Low: | $1.00 |
| Revenue (ttm**): | $43.6M |
| Net Income (ttm**): | $11.3M |
| EPS (ttm**): | $0.73 |

*As of December 31, 2008

** Pro forma consolidated statement of operations including Longheda's operations for the nine- month period ended December 31, 2007 when the Company's RTO listing had not yet been completed



# Investment Highlights

- Strong Revenue Growth and Attractive Margins
- Leading Position in the Premium Specialty Fruit Market
- Widespread Distribution Network
- Increased Quality Focus and Advanced Production Technology
- Established Raw Material Procurement Network
- Increasing Fruit Juice Consumption in the Chinese Market



# Company Overview

- China Nutrifruit conducts operations through wholly owned subsidiary, Longheda, a leading producer of premium specialty fruit based products in China
- Longheda was established in 2004 in Daqing, Heilongjiang Province, China
- Annual fruit processing capacity of 15,960 tons and beverage production capacity of 15,000 tons
- Robust sales network through 68 distributors covering 19 provinces and 41 cities in China
- Leading player in the premium specialty fruit processing market
- Total of 570 full-time employees





Longheda

# Market Opportunity

- According to BBIC, in 2010, sales of fruit processed products in China are expected to grow at CAGR of 42.5% from 2006 to 2010
- Annual fruit juice consumption expected to reach 73 billion liters by 2020 in Asia and demand for concentrated fruit juice, fruit puree and fruit paste will be 7 million tons by 2020
- Current domestic fruit juice per capita consumption is 1/10th of the global average and 1/40th of other developed nations
- Increasingly health and quality conscious growing Chinese middle class



Growing Middle Class*
70%
60%
50%
40%
30%
20%
10%
0%
2005
2015 E
2025 E
Poor
Middle Class
Affluent

*(* Source: China Fruit and Vegetable Juice Association, CBIA), USDA*

*(Beijing Business & Intelligence Consulting Co. Ltd., BBIC)*

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# Golden Berry Products



*The largest Golden Berry processor in China*

| Golden Berry | A popular premium specialty fruit in China tastes like a sweet tomato<br>Golden berry products accounted for 52% of total revenues for the first nine months of FY 2009<br>China Nutrifruit is a leading producer of golden berry products<br>***- Golden berry concentrate juice***<br>***- Nectar from golden berries***<br>***- Glazed golden berries***<br>***- Golden berry fresh fruit*** |
|---|---|
| Benefits | Golden berries are rich in<br>**Linoleic acid**, an important fatty acid which helps maintain the health of cell membranes, control blood pressure, inflammation, body temperature, and other body functions<br>**Yellow Pigment**, a natural pigment that is effective in preventing arteriosclerosis and cancer |



# Product Portfolio

| Product Category | % of Sales (9 months of FY2009) | Gross Margin | Customers |
|---|---|---|---|
| Concentrate | 56.3% | 38.3% | Fruit Processors |
| Glazed Fruit | 13.4% | 63.9% | Baked Food Producers |
| Nectar | 14.6% | 68.8% | Fruit Processors |
| Fresh Fruit | 6.7% | 47.3% | Fruit Distributors |
| Beverage | 9.0% | 26.6% | Internet Bars and Festivals |








# Expanding Product Mix



- Building on strength in Golden Berry to expand fruit sources


Revenue Breakdown
FY 2008
Others
18%
Crab apple
8%
Raspberry
4%
Blue Berry
20%
Golden Berry
50%


Revenue Breakdown
FY 2007
Golden Berry
71%
Others
18%
Crab apple
8%
Raspberry
0%
Blue Berry
3%


Revenue Breakdown
9 mos FY 2009
Crab apple
5%
Others
15%
Raspberry
4%
Golden Berry
52%
Blue Berry
24%



# Research and Development

**Proprietary** processing technology
- Glazed Fruits
- Jam

Technology cooperation agreement with **Heilongjiang Ba Yi Land Reclamation University (HLAU)**

Monitoring changing consumer tastes and preferences

**Expanding Product Mix with R&D initiatives**



**New Product Development**

**In Testing:** glazed blueberry product, and Blackcurrant and Seabuckthorn concentrates

**In Development:** product using the golden berry extracts



# Extensive Market Coverage



- Fruit processed products sold domestically to 68 distributors, covering 19 provinces and 41 cities
- Local distributors supply to international leading food companies, such as ITOCHU, LOTTE
- Beverage FU is usually consumed in wedding and festival banquets; The Legend of Network is sold primarily in Internet Bars
- Increased visibility and brand promotion through participation in domestic and international trade fairs
- Well qualified and experienced sales and marketing team
- Careful distributor selection process focused on profitability


Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
Beijing
Tianjin
Hebei
Qinghai
Shandong
Shaanxi
Henan
Jiangsu
Tibet
Anhui
Shanghai
Hubei
Sichuan
Chongqing
Zhejiang
Hunan
Jiangxi
Fujian
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hainan
Existing Markets
Headquarter
Plant Location

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# Strong Procurement Network



- **Strategically located processing facilities in close proximity to major premium specialty fruit orchards**
  - Daqing and Mu Dan Jiang City, Heilongjiang Province
- **Significant pricing power through cooperative agreements with local governments**
- **Secured supply of source fruits through well developed group of agents**
- **Established cooperative relationship with golden berry farm bases and fostering new relationships**
- **Plans to consolidate upstream by developing orchards**



# World Class Quality Assurance



- Quality checks throughout the raw materials sourcing, production, packaging, storage and transportation processes
- High internal quality standards
- Advanced proprietary technology
- ISO9001 certified processing facilities
- HACCP (Hazard Analysis & Critical Control Point) series qualifications
- A 17-member quality control team closely monitors and tests the quality of products to ensure the highest possible quality


质量管理体系认证证书


食品安全管理体系认证证书

# Growth Strategy



**Growth Strategy**

- Add new production lines to increase fruit processing capacity
- Strengthen raw material procurement network
- Add five to ten new distributors annually in developed regions across China
- Integrate upstream by developing orchards
- Increasing brand awareness among distributors
- New product development catering to rapidly changing consumer demand

# Capacity Expansion



| **Current Capacity** Product Category | Location | Processing Capacity (tons) |
|---|---|---|
| Glazed Fruit | Daqing | 1,200 |
| Nectar | Daqing | 4,800 |
| Concentrate Fruit | Daqing | 3,960 |
| Concentrate Fruit | Mu Dan Jjiang | 6,000 |
| Beverage | Daqing | 15,000 |
| Total | | 30,960 |

| **Planned Capacity*** Product Category | Location | Expected Annual Capacity (tons) | Expected FY of Capacity Additions |
|---|---|---|---|
| Glazed Fruit | Daqing | 1,200 | 2010 |
| Nectar | Mu Dan Jjiang | 4,800 | 2010 |
| Concentrate Fruit | Mu Dan Jjiang | 6,000 | 2011 |
| Glazed Fruit | Mu Dan Jjiang | 1,200 | 2011 |

* Subject to financing

# Experienced Management Team



**Changjun Yu, Chairman**

- Joined Longheda since its formation in 2004 and has over 13 year experience in the food industry
- Former Vice President of Sales at Harbin Shengjinlai Economic and Technology Development Co. Ltd.
- Served as Vice President of Production and then Vice President of Sales for Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd

**Jinglin Shi, CEO**

- Served as CEO of Longheda since its formation in 2004
- Former Vice President of Sales at Daqing Yuehaitian Economic and Trade Co. Ltd.

**Colman Cheng, CFO**

- Over 14 years of auditing, accounting and financial management experience in Big Four accounting firms
- Former Investment Manager at KAB Asia Limited
- Received a bachelor's degree in Accounting from Edith Cowan University in Australia and is an associate member of both the Hong Kong Institute of Certified Public Accountants and CPA Australia

# Robust Revenue Growth



$40.0
$30.0
$20.0
$10.0
$0.0
YoY 50.0%
YoY 33.3%
$23.0M
$34.5M
$27.2M
$36.2M
FY2007
FY 2008
9mos FY 2008*
9mos FY 2009

Fiscal year ended March 31

* Pro Forma consolidated statement of operations including Longheda's operations for the nine-month period ended December 31, 2007

# Gross Profit





$20.0
$15.0
$10.0
$5.0
$0.0
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
49.60%
45.10%
46.90%
47.50%
$11.4M
$15.6M
$12.7M
$17.2M
FY 2007
FY 2008
9 mos FY 2008*
9 mos FY 2009

Fiscal year ended March 31

* Pro Forma consolidated statement of operations including Longheda's operations for the nine-month period ended December 31, 2007

# Increasing Net Income


$20.0
$15.0
$10.0
$5.0
$0.0
YoY 31.6%
YoY 13.8%
$7.6
$10.0
$13.90
$18.50
$8.7
$9.9
FY 2007
FY 2008
FY2009**
FY2010**
9 mos FY 2008*
9mos FY 2009

Fiscal year ended March 31

*Pro Forma consolidated statement of operations including Longheda's operations for the nine-month period ended December 31, 2007

** Make good provision

# Income Statements Summary

| ($ in thousands) | Nine months ended December 31, 2008 Reported | Nine months ended December 31, 2007** Pro Forma | Fiscal Year ended March 31, 2008* Reported | Fiscal Year ended March 31, 2007* Reported |
|---|---|---|---|---|
| Net Sales | $36,212 | $27,156 | $34,510 | $23,022 |
| Gross Profit | 17,191 | 12,741 | 15,563 | 11,412 |
| Gross Margin | 47.5% | 46.9% | 45.1% | 49.6% |
| Income from Operations | 13,650 | 10,365 | 12,408 | 9,245 |
| Operating Margin | 37.7% | 38.2% | 36.0% | 40.2% |
| Net Profit | 9,905 | 8,656 | 10,001 | 7,555 |
| Net Profit Margin | 27.4% | 31.9% | 29.0% | 32.8% |

*Based on the audited financial statements of Longheda

** Pro Forma consolidated statement of operations including Longheda's operations for the nine-month period ended December 31, 2007

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# Balance Sheet Highlights

| ($ in thousands) | 2008 | |
|---|---|---|
| | December 31 | March 31 |
| Cash | $8,397 | $7,105 |
| Current Assets | 23,258 | 11,097 |
| Total Assets | 40,415 | 18,589 |
| Current Liabilities | 19,067 | 9,523 |
| Total Liabilities | 19,067 | 9,523 |
| Total Stockholder's Equity | 21,348 | 5,026 |
| Current Ratio | 1.22 | 1.17 |
| Debt/Equity Ratio | 0.89 | 1.89 |

# Investment Summary



- Leading Player in the Premium Specialty Fruit Market
- Strong and Upward Trend of Growing Fruit Juice Market in China
- Robust Growth and Attractive Margins
- Rapidly Growing Distribution Network
- Secure High Quality and Adequate Raw Material Supplies through Established Procurement Network
- Increased Focus on Product Safety and Quality
- Advanced Proprietary Production Technology

# Contact Information



**China Nutrifruit Group Limited**

Colman Cheng, CFO

No.2, Wenhua Street, Dongfeng New Village, Daqing, Heilongjiang Province, China

zsj@longheda.net

www.longheda.net

**Investor Relations**

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas
Suite 2800
New York, NY 10019

crocker.coulson@ccgir.com

**Legal Counsel**

Jing Zhang, Esq.

Pillsbury Winthrop Shaw Pittman LLP

Email: jing.zhang@pillsburylaw.com

**Auditor**

HLB Hodgson Impey Cheng

Charted Accountants

Certified Public Accountants

31/F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong SAR

www.hic.com.hk

# China Nutrifruit Group Limited



*Thank You*



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